Exhibit 99.1

Office of the US Trustee—Region 18

Seattle, Washington

Monthly Reporting Requirements

Corporations and Partnerships

All Chapter 11 debtors (other than individuals) must serve the U.S. Trustee with the documents and reports identified below no later than the 15th day of the month following the end of the month covered by the report.

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the month of: January 2012

Required Documents	Document Attached	Previously Submitted	Explanation Attached
1. Income Statement (profit and loss statement).	( X )	( )	( )
2. Comparative Balance Sheet.	( X )	( )	( )
3. Statement of Cash Receipts and Disbursements.	( X )	( )	( )
4. Statement of Aged Receivables.	( X )	( )	( )
5. Statement of Aged Payables.	( X )	( )	( )
6. Statement of Operations, Taxes, Insurance and Personnel.	( X )	( )	( )
7. Other documents/reports as required by the U.S. Trustee: None	( )	( )	( )

The undersigned certifies under penalty of perjurty (28 U.S.C. § 1746) that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By:	/s/ Shelly L. Krasselt	Dated: February 13, 2012
Principal Accounting Officer
Title of Debtor Representative

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

	10/28/10-10/31/10	Month Ending
		November 30,	December 31,	January 31,	February 29,	March 31,	April 30,	May 31,	June 30,
		2010	2010	2011	2011	2011	2011	2011	2011
Income
Misc Income	$—	$—	$—	$—	$—	$—	$—	$—	$—
Gain on sale of assets	$—	$—	$37,020	$—	$—	$—	$—	$—	$—

Expenses
Payroll/Officer Expenses	$1,909	$3,215	$1,970	$5,750	$3,660	$5,477	$3,069	$1,550	$2,289
Occupancy	$—	$971	$595		$—	$—	$—	$—	$—
Director Fees	$—	$—	$750	$2,500	$3,500	$2,500	$2,500	$2,500	$2,500
Investor Relations	$692	$234	$—	$—	$—	$—	$—	$—	$—
Service Contracts	$—	$89	$—	$—	$—	$—	$—	$—	$—
Ongoing Professional costs	$—	$1,646	$2,334	$12,298	$5,529	$3,995	$3,922	$2,247	$1,374
Professionals	$—	$—	$65,179		$—	$—	$—	$—	$—
Interest Expense DIP loan	$—	$1,700	$4,038	$—	$—	$—	$—	$—	$—
Loan Fee	$—	$100,000	$—	$—	$—	$—	$—	$—	$—
Special Cousel	$—	$332,726	$162,000	$16,000	$15,380	$2,000	$5,689	$(136)	$—
Debtor’s Counsel	$—	$75,540	$50,854	$24,139	$20,549	$17,218	$12,196	$13,824	$5,201

Total Expenses	$2,601	$516,121	$287,719	$60,687	$48,619	$31,190	$27,375	$19,985	$11,364

Net Income (Loss)	$(2,601)	$(516,121)	$(250,699)	$(60,687)	$(48,619)	$(31,190)	$(27,375)	$(19,985)	$(11,364)

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

	Month Ending
	July 31,	August 31,	September 30,	October 31,	November 30,	December 31,	January 31,
	2011	2011	2011	2011	2011	2011	2012
Income
Misc Income	$—	$—	$—	$—	$—	$—	$—
Gain on sale of assets	$—	$—	$—	$—	$—	$—	$—

Expenses
Payroll/Officer Expenses	$557	$2,264	$—	$13	$—	$3,924	$4
Occupancy	$—	$—	$—	$—	$—	$—	$—
Director Fees	$2,500	$2,500	$2,500	$3,500	$2,500	$2,500	$2,500
Investor Relations	$—	$—	$—	$—	$—	$—	$—
Service Contracts	$—	$—	$—	$—	$—	$—	$—
Ongoing Professional costs	$2,707	$3,928	$2,215	$4,975	$2,108	$1,726	$4,733
Professionals	$—	$—	$—	$—	$—	$—	$—
Interest Expense DIP loan	$—	$—	$—	$—	$—	$—	$—
Loan Fee	$—	$—	$—	$—	$—	$—	$—
Special Cousel	$—	$—	$—	$—	$—	$—	$—
Debtor’s Counsel	$—	$—	$—	$—	$10,753	$12,808	$—

Total Expenses	$5,764	$8,692	$4,715	$8,488	$15,361	$20,958	$7,237

Net Income (Loss)	$(5,764)	$(8,692)	$(4,715)	$(8,488)	$(15,361)	$(20,958)	$(7,237)

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	10/31/2010	11/30/2010	12/31/2010	1/31/2011	2/28/2011	3/31/2011	4/30/2011	5/31/2011	6/30/2011	7/31/2011
Assets
Current Assets
Cash	$97,345	$6,988,798	$6,098,902	$5,910,113	$5,896,209	$5,827,500	$5,812,289	$5,794,491	$5,632,435	$5,643,644
Investment in WIN Partners	$100,000	$100,000	$—	$—	$—	$—	$—	$—	$—	$—

Total Current Assets	$197,345	$7,088,798	$6,098,902	$5,910,113	$5,896,209	$5,827,500	$5,812,289	$5,794,491	$5,632,435	$5,643,644

Accounts/Dividend Receivable
Accrued Dividend Receivable—TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable—TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$160,797	$160,797	$—	$—	$—	$—	$—	$—	$—	$—
Real Property—Prosser Building and Land	$202,184	$202,184	$—	$—	$—	$—	$—	$—	$—	$—
Deferred tax asset/other assets	$0	$0	$—	$—	$—	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$6,000,000	$6,000,000	$—	$—	$—	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$7,601,981	$7,601,981	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$7,984,167	$14,875,621	$7,522,744	$7,333,956	$7,320,051	$7,251,342	$7,236,131	$7,218,333	$7,056,277	$7,067,486

Liabilities
Postpetition Liabilities:
Accounts Payable	$692	$408,266	$306,089	$177,988	$212,702	$175,184	$187,347	$189,535	$38,843	$55,815
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$850,000	$—	$—	$—	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$6,150,000	$—	$—	$—	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$692	$7,408,266	$306,089	$177,988	$212,702	$175,184	$187,347	$189,535	$38,843	$55,815

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,393,856	$54,801,430	$47,699,253	$47,571,152	$47,605,866	$47,568,348	$47,580,511	$47,582,699	$47,432,007	$47,448,979

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(292,892,160)	$(293,408,281)	$(293,658,981)	$(293,719,668)	$(293,768,287)	$(293,799,477)	$(293,826,852)	$(293,846,837)	$(293,858,201)	$(293,863,965)

Total Owner Equity	$(39,409,689)	$(39,925,809)	$(40,176,509)	$(40,237,196)	$(40,285,815)	$(40,317,005)	$(40,344,380)	$(40,364,366)	$(40,375,730)	$(40,381,493)

Total Liabilities and Equity	$7,984,167	$14,875,621	$7,522,744	$7,333,956	$7,320,051	$7,251,342	$7,236,131	$7,218,333	$7,056,277	$7,067,486

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	8/31/2011	9/30/2011	10/31/2011	11/30/2011	12/31/2011	1/31/2012
Assets
Current Assets
Cash	$5,634,726	$5,609,553	$5,601,052	$5,596,437	$5,547,525	$5,541,257
Investment in WIN Partners	$—	$—	$—	$—	$—	$—

Total Current Assets	$5,634,726	$5,609,553	$5,601,052	$5,596,437	$5,547,525	$5,541,257

Accounts/Dividend Receivable
Accrued Dividend Receivable—TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable—TRUPS postpetition	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842.03	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$—	$—	$—	$—	$—	$—
Real Property—Prosser Building and Land	$—	$—	$—	$—	$—	$—
Deferred tax asset/other assets	$—	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$—	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$7,058,568	$7,033,395	$7,024,894	$7,020,279	$6,971,367	$6,965,100

Liabilities
Postpetition Liabilities:
Accounts Payable	$55,590	$35,132	$35,119	$45,864	$17,910	$18,880
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$55,590	$35,132	$35,119	$45,864	$17,910	$18,880

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,448,754	$47,428,296	$47,428,283	$47,439,028	$47,411,074	$47,412,044

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(293,872,657)	$(293,877,372)	$(293,885,861)	$(293,901,221)	$(293,922,179)	$(293,929,416)

Total Owner Equity	$(40,390,185)	$(40,394,901)	$(40,403,389)	$(40,418,749)	$(40,439,707)	$(40,446,944)

Total Liabilities and Equity	$7,058,568	$7,033,395	$7,024,894	$7,020,279	$6,971,367	$6,965,100

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Receipts

For the Month Ending: January 31, 2012

Cash Receipts

Date	Description (Source)	Amount
Beginning Cash Balance		$5,547,524.68

Total Cash Receipts		$—

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Disbursements

For the Month Ending: January 31, 2012

Cash Disbursements
Date	Check No.	Payee	Description	Amount
1/17/2012	ACH	Internal Revenue Service	Payroll taxes	$721.77
1/17/2012	ACH	Internal Revenue Service	FUTA tax deposit	$8.63
1/19/2012	ACH	Labor & Industries	4th QTR 2011 tax payment	$3.65
1/20/2012	1127	US Trustee	Trustee payment for 4th QTR 2011	$650.00
1/30/2012	1128	VOID	invoice not approved by court yet	$—
1/30/2012	1129	Denise Sloon	Bookkeeping Services Rendered	$262.59	*
1/30/2012	1130	IST Shareholder Services	Out of Pocket expenses December 2011 and Transfer Agent Fees January 2012	$1,566.55	*
1/30/2012	1131	RR Donnelley	EDGAR prep and transmission	$554.00	*
1/30/2012	1132	J. Frank Armijo	December Retainer Board of Director Fees	$500.00	*
1/30/2012	1133	Kay C. Carnes	December Retainer Board of Director Fees	$500.00	*
1/30/2012	1134	Craig D. Eerkes	December Retainer Board of Director Fees	$500.00	*
1/30/2012	1135	Donald H. Swartz	December Retainer Board of Director Fees	$500.00	*
1/30/2012	1136	P. Mike Taylor	December Retainer Board of Director Fees	$500.00	*

	Total Cash Disbursements			$6,267.19

	Adjustments (explain)			$—

	Ending Cash Balance (must be reconcile to the bank statement for account cited above)			$5,541,257.49

* Noted amounts have not yet cleared the bank statement. Items below remain outstanding from prior months:

Date	Check No.	Payee	Description	Amount
9/1/2011	1091	IST Shareholder Services	Unclaimed Dividends	$20,084.71

	11	100605591
AMERICANWEST BANCORPORATION ATTN: SHELLY KRASSELT 110 S FERRALL SPOKANE WA 99202

Jan 31, 2012

Pg 1 of 1

Ban Control
01/01/2012 Beginning Balance		5,575,489.61
0 Deposits/Other Credits	+	.00
14 Checks/Other Debits	-	9,264.27
01/31/2012 Ending Balance 31 Days in Statement Period		5,566,225.34

Checks listed in numerical order;			(*) indicates gap in sequence
Check	Date	Amount	Check	Date	Amount
1109	01/05	500.00	1123	01/03	125.58
1118*	01/06	500.00	1124	01/05	1,560.65
1119	01/04	500.00	1125	01/03	1,278.29
1120	01/06	500.00	1126	01/04	1,915.70
1121	01/06	500.00	1127	01/26	650.00
1122	01/17	500.00

Other Debits

01/17/2012	ACH Payment IRS	USATAXPYMT	721.77
01/17/2012	ACH Payment IRS	USATAXPYMT	8.63
01/19/2012	ACH Payment	LABOR&INDUSTRIES L&I ELF	3.65

Daily Ending Balance

01/01	5,575,489.61	01/05	5,569,609.39	01/19	5,566,875.34
01/03	5,574,085.74	01/06	5,568,109.39	01/26	5,566,225.34
01/04	5,571,670.04	01/17	5,566,878.99

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Receivables

For the month ending January 31, 2012

Total Due	Current (0-30 Days)	Past Due (31-60 Days)	Past Due (61-90 Days)	Past Due (91 & Over)
Prepetition
$ —	$—	$—	$—	$—
Postpetition
$ —	$—	$—	$—	$—
Totals
$ —	$—	$—	$—	$—

Accounts Receivable Reconciliation
Opening Balance				$—
New Accounts this Month				$—
Balance				$—
Amount Collected on Prior Accounts				$—
Closing Balance				$—
Check Figure				$—

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Payables

For the month ending January 31, 2012

NOTE: Schedule only includes postpetition debts.

Account Name	Description	Total Due	Current	Past Due	Past Due	Past Due
			(0-30 Days)	(31-60 Days)	(61-90 Days)	(91 & Over)
	Foster Pepper	$—	$—	$—	$—	$—
	Morrison Foerster	$4,179.78	$—	$—	$—	$4,179.78
	Sandler O’Neil	$13,000.00	$—	$—	$—	$13,000.00
	BDO USA, LLC	$1,700.00	$1,700.00	$—	$—	$—

	Totals	$18,879.78	$1,700.00	$—	$—	$17,179.78

	Accounts Payable Reconciliation
	Opening Balance					$17,910.18
	Total New Indebtedness Incurred this Month					$1,700.00

	Balance					$19,610.18

	Amount paid on Prior Accounts Payable					$730.40

	Closing Balance					$18,879.78

Office of the US Trustee—Region 18

Seattle, Washington

Statement of Operations, Taxes, Insurance and Personnel

For the Month Ending: January 31, 2012

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

1. What efforts have been made toward presentation of a plan to the creditors?

The Debtor’s plan was rejected by a single large creditor. Negotiations for a consensual plan have been unsuccessful to date. An entity claiming to be a holder of trust preferred securities of the Debtor, filed a plan and disclosure statement, the standing to act as a creditor and file a plan is at issue. The Court will decide the standing issue on March 23, 2012. After that date one or more plans will be submitted for the confirmation process. The process will likely commence with approval of the disclosure statements.

2. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as have been authorized by the Court?

: Yes
X	: No	Identify amount, who was paid and the date paid:	N/A

3. Provide a narrative report of significant events and events out of the ordinary course of business:

None

4. List any payments during this period on debt that has been personally guaranteed by any principal, partner or officer of the business.

None

5. If assets have been sold in other than the ordinary course of business, please provide details as to the asset sold, date of sale, total sales price, deductions (i.e. commissions), and net amount received.

None

6. STATUS OF TAXES

FEDERAL TAXES	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	DATE PAID	POSTPETITION TAXES PAST DUE
FICA	$—	$483.77	1/17/2012	$—
Withholding	$—	$238.00	1/17/2012	$—
Unemployment	$—	$8.63	1/17/2012	$—
Income	$—	$—	N/A	$—
Other	$—	$—	N/A	$—

STATE TAXES

Dept. of Labor and Industries	$—	$3.65	1/19/2012	$—
Income	$—	$—	N/A	$—
Employment Sec.	$—	$—	N/A	$—
Dept. of Revenue	$—	$—	N/A	$—
B&O	$—	$—	N/A	$—
Sales	$—	$—	N/A	$—
Excise	$—	$—	N/A	$—

OTHER TAXES

City Business/License	$—	$—	N/A	$—
Personal Property	$—	$—	N/A	$—
Real Property	$—	$—	N/A	$—
Other (List)	$—	$—	N/A	$—

Explain reason for any past due postpetition taxes:

N/A

7. SCHEDULE OF SALARY AND OTHER PAYMENTS TO PRINCIPALS / EXECUTIVES / INSIDERS*

Payee Name	Position	Nature of Payment	Amount
Patrick J. Rusnak	CEO and President	Services Performed	$—
Shelly L. Krasselt	Principal Accounting Officer	Services Performed	$—

*List accrued salaries whether or not paid and any draws of any kind or perks such as car, etc. made to or for the benefit of any proprietor, owner, partner, shareholder, officer, director or insider.

8. SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Appointment Date	Amount Paid This Month	Date of Court Approval	Aggregate Received	Estimated Balance Due
Debtor’s Counsel	11/17/2010	$—	6/2/2011	$188,299	$—
Counsel For Unsecured Creditors’ Committee		$—		$—	$—
Trustee’s Counsel		$—		$—	$—
Accountant		$—		$—	$—
Special Counsel	11/2/2010	$—	6/2/2011	$542,770	$4,180
Financial Advisor	11/2/2010	$—	*	$52,179	$13,000

*Paid per 12/14/2010 interim payment order.

Identify fees accrued but not paid during the month: Debtors Counsel $0; Special Counsel $0.

9. Please explain any changes in insurance coverage that took place this month.

None

10. Personnel

	Full Time	Part Time
Total number of employees at beginning of period	0	2
Number hired during the period	0	0
Number terminated or resigned during the period	0	0
Total number of employees on payroll at period end	0	2

Total payroll for the period	$—